UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021 (May 25, 2021)

BROADSTONE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39506	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Portman Mews South

Marylebone, London W1H 6AY

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 (0) 207 725 0800

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	BSN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001	BSN	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BSN WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”) entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by SPACs” (the “Statement”). The Statement reflects the SEC staff’s view that certain terms and conditions that are common to warrants issued by SPACs, such as Broadstone Acquisition Corp. (the “Company”), may require such warrants to be classified as liabilities rather than as components of equity on their financial statements.

On May 25, 2021, Company received notice from the New York Stock Exchange (the “Exchange”) that the Company is not in compliance with the Exchange’s continued listing standards as set forth in Section 802.01E of the NYSE Listed Company Manual (the “Company Manual”) given the Company failed to timely file (the “Filing Delinquency”) its Form 10-Q for the period ended March 31, 2021 (the “Report”). The delinquency will be cured via the filing of the Report.

The Company previously filed a Form 12b-25 with the Securities and Exchange Commission on May 17, 2021, to extend the due date for the filing of the Report. The Form 12b-25 disclosed that the Report was unable to be filed on time due to delays in assembling the financial information required to be reviewed by the Company’s independent auditor, and in completing the accounting of certain liabilities affecting the Company. Such further delay in filing the Report past the deadline set forth in the Form 12b-25 is due to issues that have arisen in connection with the Statement. The Company is taking steps to complete the required accounting and plans to file the Report as soon as practicable.

During the six-month period from the date of the Filing Delinquency (the “Initial Cure Period”), the Exchange will monitor the Company and the status of the Report and any subsequent delayed filings, until the Filing Delinquency is cured. If the Company fails to cure the Filing Delinquency within the Initial Cure Period, the Exchange may, in the Exchange’s sole discretion, allow the Company’s securities to be traded for up to an additional six-month period (the “Additional Cure Period”) depending on the Company’s specific circumstances. If the Exchange determines an Additional Cure Period is not appropriate, suspension and delisting procedures will commence pursuant to Section 804.00 of the Manual. If the Exchange determines that an Additional Cure Period of up to six months is appropriate and the Company fails to file its Delinquent Report and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence.

The Company is committed to filing the Report to achieve compliance with the Exchange’s requirements, and, although there are no guarantees it will do so, the Company expects to file the Report within the Initial Cure Period.

Item 8.01. Other Events.

On June 1, 2021, in accordance with the Exchange’s procedures, the Company issued a press release discussing the matters disclosed in Item 3.01 above. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated June 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE ACQUISITION CORP.

	By:	/s/ Edward Hawkes
		Name:	Edward Hawkes
		Title:	Chief Financial Officer

Dated: June 1, 2021